January 2024 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $16.0 Billion Gross Loans: $ 8.9 Billion Total Deposits (Including Repos):$11.7 Billion Total Equity: $ 2.1 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

As of 1/16/2024 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 12/31/2023 Bank Accomplishments & Ratings 187 Consecutive Quarters of Profitability 137 Consecutive Quarters of Cash Dividends Ranked #1 Forbes, 2023 Best Banks in America (February 2023) Ranked #4 Forbes, 2022 Best Banks in America (January 2022) Ranked #1 Forbes, 2021 Best Banks in America (January 2021) Ranked #1 Forbes, 2020 Best Banks in America (January 2020) Ranked #4 Forbes, 2019 Best Banks in America (January 2019) Ranked #2 Forbes, 2017 Best Banks in America (January 2017) Ranked #1 Forbes, 2016 Best Banks in America (January 2016) Ranked #3 in S&P Global Market Intelligence’s 2022 Top 50 Public Banks BauerFinancial Report Five Star Superior Rating 55 Consecutive Quarters Fitch Rating BBB+ (April 2023) One of the 10 largest bank holding companies in CA

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth DeNovo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (2022)

Relationship Banking Model Relationship Manager (Bank) Real Estate International Services Treasury Management Specialty Banking Construction Lending CitizensTrust/ Wealth Management Bankcard/ Processing SBA Citizens Home Lending Marketing Citizens Equipment Financing Government Services Customer Credit Management Division Dairy & Livestock Agribusiness Asset Based Lending

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) Banks: Banking Teams: In-market New markets

CVBF Balance Sheet Profile TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 8.5% 10.3% 14.6% 14.6% 15.5% Assets $16.0B Securities $5.4B Loans $8.9B Deposits & Repos $11.7B Wholesale Funding $2.1B December 31, 2023 Capital Ratios as of December 31, 2023 100% Core Customer Deposits

Q4 2023 Financial Highlights Profitability ROATCE = 16.21% ROAA = 1.19% Efficiency Ratio = 47.6% Efficiency Ratio (excl. FDIC special assessment) = 41.0% Income Statement Q4’23 Net Income = $48.5 million / EPS = $0.35 FDIC special assessment= $9.2 million or ($.04) EPS Cost of funds increased sequentially from 0.92% to 1.09% NIM decreased sequentially from 3.31% to 3.26% Balance Sheet Total average deposits decreased sequentially by $429 million Total quarter end deposits decreased sequentially by $925 million Noninterest deposits 63.0% of Total Deposits at quarter end Total quarter end borrowings increased sequentially by $950 million Asset Quality Q3 Net charge-offs = $153,000 NPA/TA = 0.13% (NPA = $21 million) Classified loans = $102 million or 1.15% of total loans ACL = $87 million or 0.98% of gross loans Capital CET1 Ratio = 14.6% Total Risk-Based Ratio = 15.5% Tangible Common Equity Ratio = 8.5%

YTD 2023 Financial Highlights Profitability ROATCE = 18.48% ROAA = 1.35% Efficiency Ratio = 42.0% Efficiency Ratio (excl. FDIC special assessment) = 40.3% Income Statement 2023 Net Income = $221.4 million / EPS = $1.59 NIM = 3.31% $610 million decrease in average earning assets ~ 6% net income decline Balance Sheet Growth YR/YR $174 million loan decline $389 million decline investment portfolio $1.4 billion deposit decline $1.1 billion increase in borrowings Asset Quality 2023 Net charge-offs = $275,000 $16.4 million increase in NPA YR/YR YR/YR ACL increased from 0.94% of total loans to 0.98% Capital CET1 Ratio = 14.6% Total Risk-Based Ratio = 15.5% Tangible Common Equity Ratio = 8.5%

Selected Ratios 2021 2022 2023 Q4’22 Q3’23 Q4’23 ROATCE 15.93% 18.85% 18.48% 23.65% 18.82% 16.21% NIM 2.97% 3.30% 3.31% 3.69% 3.31% 3.26% Cost of Deposits 0.04% 0.05% 0.41% 0.08% 0.52% 0.62% Cost of Funds 0.05% 0.06% 0.83% 0.13% 0.92% 1.09% Efficiency Ratio* 41.09% 38.98% 42.00% 36.31% 39.99% 47.60% NIE % Avg. Assets* 1.24% 1.28% 1.41% 1.32% 1.33% 1.62% NPA % Total Assets 0.04% 0.03% 0.13% 0.03% 0.06% 0.13% Net Charge-Offs (Recoveries) to Avg. Loans 0.04% (0.01%) 0.00% (0.00%) (0.00%) 0.00% CET1 Ratio 14.9% 13.5% 14.6% 13.5% 14.4% 14.6% Total Risk-Based Capital Ratio 15.6% 14.4% 15.5% 14.4% 15.3% 15.5% Performance Credit Quality Capital Excluding $9.2mm FDIC special assessment, Q4’23 Efficiency Ratio of 40.98% and NIE%/Avg Assets of 1.39%.

Selected Highlights ($ in Thousands) Q4’22 Q3’23 Q4’23 Net Interest Income $ 137,395 $ 123,371 $ 119,356 Noninterest Income 12,465 14,309 19,163 Noninterest Expense, excluding Regulatory Assessments 53,078 52,877 54,637 Regulatory Assessments 1,341 2,181 11,293 Total Noninterest Expense 54,419 55,058 65,930 PTPP 95,441 82,622 72,589 Provision for (Recapture of) Credit Losses 2,500 2,000 (2,000) Earnings before Income Taxes 92,941 80,622 74,589 Net Income $ 66,168 $ 57,887 $ 48,508 Basic earnings per common share $0.47 $0.42 $0.35 Diluted earnings per common share $0.47 $0.42 $0.35 Income Statement

Selected Highlights ($ in Thousands) Q4’22 Q3’23 Q4’23 Average Cash & Cash Equivalents $ 306,011 $ 644,006 $ 593,110 Average Loans 8,868,673 8,862,462 8,856,654 Average Total Securities 5,842,283 5,542,590 5,328,208 Average Noninterest-bearing Deposits 8,702,899 7,813,120 7,450,856 Average Total Deposits & Customer Repurchase Agreements 14,207,486 12,923,826 12,455,330 Average Borrowings 161,197 1,318,098 1,585,272 Loan-to-deposit 64.79% 70.43% 72.87% Noninterest-bearing deposits/Total Deposits 63.58% 62.09% 61.30% Average Balance Sheet

Pretax-Pre Provision Income PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) We use certain non-GAAP financial measures to provide supplemental information regarding our performance. Excluding $9.2 million FDIC special assessment, Q4’23 PTPP income of $81.8mm and PTPP ROAA of 2.01%. ($ in Millions)

Dividends – 137 Consecutive Quarters 137 Consecutive Quarters More than 30 years of cash dividends since 1989 Dividend payout ratio calculated on per share basis.

Earnings Per Share 187 Consecutive Quarters of Profitability since 1977

Strong Capital Ratios $993mm $849mm $683mm $555mm * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks)

CET1 Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Community Bank Q3’18

TCE Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Credit Quality

Net Charge-Offs / Average Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

NPA / Average Assets (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Classified Loans / Total Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Classified Loan Trend ($ in Millions)

Loans by Type CRE $6.78B C&I $0.97B Other $1.15B

Loan Trends *Other includes other loan segments that are not listed above, such as Construction, SFR Mortgage. Q4 2023 vs Q4 2022 Total ($174) 2% decline C&I +$21 D&L and Agribus. ($21) CRE ($100) 1% decline Other($54) SBA($20) ($ in Millions)

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type

CRE by Collateral Origination Year Collateral Type Balance ($ in Millions) % of Owner Occupied LTV at Origination Avg. Size ($ in Millions) Classified ($ in Millions) 2023 2022 2021 2020 2019 2018 or earlier Industrial $ 2,286 49% 50% $ 1.63 $ 13.16 8% 21% 19% 11% 7% 34% Office 1,115 24% 55% 1.69 - 3% 23% 15% 17% 9% 33% Retail 940 12% 48% 1.69 22.66 5% 23% 19% 13% 7% 33% Multi-Family 831 0% 49% 1.59 14.39 9% 21% 19% 18% 11% 22% Other 589 54% 47% 1.51 12.40 7% 13% 19% 11% 13% 37% Farmland 498 99% 45% 1.52 26.92 5% 22% 14% 22% 10% 27% Medical 311 33% 58% 1.52 0.04 3% 13% 16% 14% 7% 47% Other RE Rental & Leasing 215 9% 49% 1.97 - 14% 21% 14% 7% 6% 38% Total $ 6,785 36% 50% $ 1.63 $ 89.57 7% 20% 18% 14% 8% 33%

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Real Estate Rental and Leasing $ 222 23% Manufacturing 118 12% Construction 84 9% Wholesale Trade 81 8% Arts, Entertainment, and Recreation 75 8% Administrative and Support and Waste Management and Remediation Services 63 6% Professional, Scientific, and Technical Services 59 6% Health Care and Social Assistance 44 5% Transportation and Warehousing 40 4% Other 184 19% Total $ 970 100%

Line Utilization Trends Total D&L C&I

Relationship-Centered Deposit Base 100% Core Deposits - 0% Brokered Deposits Cost of Interest-Bearing Deposits and Repos December 2023 1.60% December 2022 0.24%

Diverse Deposit Base

Business vs Consumer Deposits Q4 2023 Q1 2022

Deposit Relationship Tenure Q1 2022 Q4 2022 Q4 2023 77% of our customer deposit relationships have banked with CBB for 3 years or more

Brokered Deposits / Total Deposits (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Cost of Deposits For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits of the 50 Banks in the KRX Index Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) Current rate cycle to date*: CVBF deposit beta =11.2% *Measured as the growth in deposits costs from Q1 2022 through Q4 2023 as a function of growth in the Federal Funds Rate.

Cost of Deposits: Monthly Trends * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX MoM Growth in Cost of Deposit vs. Effective Federal Funds Rate

Net Interest Income and NIM ($ in Millions)

Net Interest Margin Trend * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX

Appendix Non-GAAP Reconciliation

Economic Forecast - GDP Note: The weighted economic forecast is based on Moody’s December forecast with a weighting of 60%BL / 20%S3 / 20%S6

Economic Forecast – Unemployment Note: The weighted economic forecast is based on Moody’s December forecast with a weighting of 60%BL / 20%S3 / 20%S6

Economic Forecast – CRE Price Note: The weighted economic forecast is based on Moody’s December forecast with a weighting of 60%BL / 20%S3 / 20%S6

CRE Office by Loan Amount Loan Amount Balance ($ in Millions) % of Owner Occupied Avg. Balance ($ in Millions) Classified ($ in Millions) Balance Maturing Next 24 months ($ in Millions) Rate Resets Next 24 Months ($ in Millions) Greater than $20M $ 23 0% $ 23 $ 0 $ 0 $ 0 $10M to $20M 115 27% 14 0 12 13 $5M to $10M 289 14% 7 0 35 46 $1M to $5M 532 25% 2 0 72 64 Less than $1M 156 42% 0 0 24 13 Total $ 1,115 $ 143 $ 136 $279mm (or 25%) of CRE office loans mature or reprice in the next 24 months.

CRE Office Loans by Major MSA Los Angeles County Total Balance of $409mm (200 loans) San Francisco County Total Balance of $375,000 (1 loan) San Diego County Total Balance of $93mm (25 loans) Note: Only shows the office loans that are in the major MSA.

Greater LA Business Density Distribution Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) West LA includes Santa Monica and Century City Central LA includes Downtown LA North LA includes Pasadena and Burbank Other LA (includes remaining areas of LA) Market Description ($ in Thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Loan Size Classified West LA (HBD) $ 96,067 16% 51% $ 4,803 $ 0 Other West LA 63,749 22% 53% 2,056 0 North LA (HBD) 45,947 11% 46% 1,482 0 Other North LA 41,817 16% 46% 1,307 0 Downtown LA (HBD) 564 100% 6% 564 0 Other Central LA 41,829 28% 48% 2,202 0 Other LA 118,838 36% 48% 1,801 0 Total $ 408,811 23% 48% $ 2,044 $ 0

Greater SD Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SD (HBD) $ 3,807 41% 54% $ 1,269 $ 0 Other SD 88,702 0% 51% 4,032 0 Total $ 92,509 2% 52% $ 3,700 $ 0 Darker shaded areas represent Higher Business Density (HBD)

Greater SF Business Density Distribution Area ($ in thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SF (HBD) $ 375 0% 3% $ 375 $ 0 Other SF 0 0% 0% 0 0 Total $ 375 0% 3% $ 375 $ 0 Darker shaded areas represent Higher Business Density (HBD)

($ in Thousands) # of Center Locations (12/31/23) Average Loans per Location Total Loans (12/31/23) % Los Angeles County 21 $ 155,700 $ 3,269,705 36.7% Central Valley and Sacramento 15 143,380 2,150,700 24.2% Orange County 10 112,790 1,127,896 12.7% Inland Empire (Riverside & San Bernardino Counties) 9 111,460 1,003,141 11.2% Central Coast 5 93,860 469,300 5.3% San Diego 2 174,158 348,316 3.9% Other California 153,485 1.7% Out of State 382,367 4.3% Total 62 $ 143,628 $ 8,904,910 100.0% Loans by Region

Deposits by Region ($ in Thousands) # of Center Locations (9/30/23) Total Deposits (9/30/23) Total Deposits (12/31/23) Average Deposits per Center (12/31/23) Los Angeles County 21 $ 5,169,528 $ 4,526,390 $ 215,542 Inland Empire (Riverside & San Bernardino Counties) 9 3,268,711 3,217,378 357,486 Central Valley and Sacramento 15 1,978,129 1,907,336 127,156 Orange County 10 1,721,802 1,595,483 159,548 Central Coast 5 381,738 369,243 73,849 San Diego 2 108,430 89,453 44,727 Total 62 $ 12,628,338 $ 11,705,284 $ 188,795 *Includes Customer Repurchase Agreements.

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

Copy of presentation at www.cbbank.com